UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934 (the "Act")

May 11, 2009
(Date of earliest event reported)

GEOGLOBAL RESOURCES INC.
(Exact name of Registrant as specified in its Charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-32158 (Commission File Number)	33-0464753 (I.R.S. Employer Identification No.)

310, 605 – 1st Street S.W.
Calgary, Alberta, Canada T2P 3S9
(Address of principal executive offices)

Telephone Number (403) 777-9250
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

(Former name or address, if changed since last report)

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Expansion of Our Board of Directors and Election of Additional Director.
On May 11, 2009, as permitted by our By-Laws, our Board of Directors voted to increase the size of our Board to seven persons and elected Mr. David D. Conklin to fill the vacancy thereby created.  In addition he was appointed to the Audit Committee of our Board of Directors.   Mr. Conklin will serve on the Board of Directors until our next annual meeting of stockholders and until the election and qualification of his successor.  A copy of the press release issued on May 13, 2009, announcing Mr. Conklin’s election to the Board, is attached as Exhibit 99.1.

Since January 1, 2008, there have been no transactions and there are no currently proposed transactions in which our company was or will be a participant and the amount involved exceeds $120,000 in which Mr. Conklin had or will have a direct or indirect material interest.

Pursuant to the terms of our 2008 Stock Incentive Plan, under the Automatic Option Grant Program provisions of the Plan and as a non-employee member of our Board, Mr. Conklin was granted an option to purchase 50,000 shares of our common stock exercisable at a price of $1.12 per share, the fair market value on May 11, 2009.  In addition, Mr. Conklin will participate in our Independent Director Compensation Policy adopted May 11, 2009.

Adoption of Independent Director Compensation Policy.
On May 11, 2009, our Board of Directors adopted an Independent Director Compensation Policy.  Under the Policy, commencing as of May 11, 2009, each Independent Director of our company, as such term is defined under the NYSE AMEX Company Guide, will receive an annual retainer of $24,000, payable in monthly installments, and the Chairperson of our Audit Committee will receive an additional annual retainer of $6,000, payable in monthly installments.  In addition such Directors will be reimbursed for their reasonable out of pocket expenses in attending meetings and will be entitled to be paid additional compensation for any additional or special services they may provide.  This compensation is in addition to the automatic annual and other grants of options under the provisions of our 2008 Stock Incentive Program.

Item 9.01       Financial Statements and Exhibits.

(a)           Financial statements of business acquired.
Not applicable

(b)           Pro forma financial information
Not applicable

(c)           Exhibits:
10.1           Independent Director Compensation Policy.

99.1           Press Release dated May 13, 2009 (furnished, not filed)

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  May 13, 2009

GEOGLOBAL RESOURCES INC.
(Registrant)

/s/ Allan J. Kent
Allan J. Kent
Executive VP & CFO